Federated Investors
World-Class Investment Manager

Federated Government Income Securities, Inc.

16TH ANNUAL REPORT

February 28, 2002

Established 1986

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Government Income Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Government Income Securities, Inc. was created in 1986, and I am pleased to present the fund's 16th Annual Report.

The $1 billion fund exclusively owns U.S. government securities and receives income from U.S. Treasury bonds, Government National Mortgage Association issues, Federal Home Loan Mortgage Corporation issues, and Federal National Mortgage Association issues. These U.S. government securities are guaranteed as to the payment of interest and principal, however, the prices of all U.S. government issues are subject to interest rate changes--either up or down, negative or positive.1 Interest rate movements in the marketplace affect the value of all bonds.

Since 1986, the fund's share value and monthly dividend payments have reflected market conditions. Historically, every three to four years, the share value direction changes. Nevertheless, monthly income has been paid to fund shareholders. These government securities have been a comfortable haven for investors, especially in comparison to the domestic and international equity markets.

This report covers the 12-month period from March 1, 2001 through February 28, 2002. It begins with a discussion with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. She offers her views on today's interest rate environment, fund performance, and how your fund is invested. Following Kathy's discussion are three additional items of shareholder interest. First is a series of graphs that display the fund's long-term performance records, which is followed by a complete listing of the fund's holdings in U.S. government securities and the publication of the fund's financial statements.

1 Fund shares are not guaranteed by the U.S. government.

Over the 12-month reporting period, the unprecedented 11 Federal Reserve Board interest rate cuts and the corresponding drop in mortgage rates allowed the housing market to remain strong. These economic conditions, combined with good securities selection in the portfolio, helped us to achieve an attractive income stream. Individual share class total return performance and income distributions follow.2

	Net Asset Value Increase	Income Distributions	Total Return
Class A Shares	$8.80 to $8.82 = 0.23%	$0.506	6.15%
Class B Shares	$8.78 to $8.80 = 0.23%	$0.441	5.38%
Class C Shares	$8.80 to $8.82 = 0.23%	$0.441	5.37%
Class F Shares	$8.79 to $8.81 = 0.23%	$0.506	6.15%

Thank you for your continued participation in Federated Government Income Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Very sincerely yours,

Richard B. Fisher

Richard B. Fisher
President
April 15, 2002

2 Performance quoted is based on net asset value, reflects past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period based on offering price for Class A, B, C, and F Shares were 1.42%, (0.12)%, 4.37%, and 4.09%, respectively.

Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the fund's fiscal year ended February 28, 2002?

The daily turmoil of market events made this past year feel like an eternity. In hindsight, you could divide the past year into three phases. The first phase encompassed the time period of January through April 2001. The Treasury market started the year in a euphoric state as the Federal Reserve Board's ("the Fed's") surprise New Year's rate cut bolstered confidence that aggressive easing would avoid a recession. The euphoric state proved to be short-lived as poor fundamentals, rising jobless claims, falling consumer confidence, weak National Association of Purchasing Managers (NAPM) data, and plummeting equities overwhelmed the Fed's actions. The surprise interest rate cut by the Fed in April reignited hope of a second-half recovery pushing equity markets higher and fixed-income spreads tighter to Treasury securities.

Over the course of the next four months, guarded optimism was the tone, as the Fed continued to ease rates by 50 basis points in May and another 25 basis points both in June and August 2001. The passage of a major tax cut threw in more hoped-for economic stimulus. Second quarter corporate earnings were a grim reminder that businesses were still in a cutback mode. Bond and equity markets traded in a range, as the economy continued to show a split between the sick manufacturing and resilient household sectors.

The final four months of the year spelled trouble for the economy, as weak signals in the form of falling corporate profit margins, intensified layoffs, and sharp cutbacks in capital spending. Then, September 11's tragic events threw the economy into a tailspin. The Fed cut interest rates 50 basis points each at the September, October, and November Federal Open Market Committee meetings to try and stem the slide. The markets began to anticipate that this crisis marked the bottom in economic activity and started to move into a recovery mode mentality.

As 2002 began, mounting evidence of an economic recovery, greater demand for credit from corporate America, and an awakening in long-slumbering commodity prices led to a sharp sell-off in the Treasury market, as the fund's fiscal year came to a close. As is usually the case in a rising yield environment, fixed-income securities that trade at a spread over Treasury issues tend to outperform as investors seek higher yielding alternatives in expectation of an economic rebound. The conditions in the Treasury market are likely to remain difficult moving through 2002. Given this scenario, we are biased to favor spread sector mortgage-backed securities.

What was your strategy, and how did you adjust duration and sector allocation in this market environment?

The strategy of the fund continues to balance the price performance of U.S. Treasury securities with the income advantage of the mortgage securities market. Throughout the past six months, the fund reduced exposure to the U.S. Treasury market and increased exposure to the mortgage market. The portfolio sold intermediate-to-long term U.S. Treasury issues to purchase structured mortgage securities. As the reporting period ended, the overall duration of the fund was "neutral" to its blended benchmark of the Lehman Brothers Government Bond Index and the Lehman Brothers Mortgage-Backed Securities Index.1

How did mortgage-backed products perform over the past 12 months?

Aggressive Fed easing in response to a weakening economy dominated the performance of the mortgage market during the first three quarters; falling mortgage rates and faster prepayments were the main drivers. During this time, the average of prevailing mortgage rates fell from 7.13% at the end of 2000 to 6.45% in early November 2001.

1 Lehman Brothers Government Bond Index is composed of U.S. Treasury and government agency bonds. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Lehman Brothers Mortgage-Backed Securities Index is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are unmanaged and rebalanced monthly by market capitalization. Investments cannot be made in an index.

Duration is a measure of a security's price sensitivity to change in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

How much of the fund's portfolio focused on the mortgage-backed securities market?

The portfolio has a 75% weighting in agency mortgage-backed securities due to attractive valuations versus other high-grade, fixed-income assets. As of February 28, 2002, the portfolio composition was:

Federal National Mortgage Association (FNMA)	35.01%
Federal Home Loan Mortgage Corporation (FHLMC)	27.00%
U.S. Treasury Obligations	24.45%
Government National Mortgage Association (GNMA)	11.40%

How did Federated Government Income Securities, Inc. perform for shareholders in terms of total return and income for the fiscal year ended February 28, 2002?

For the 12-month reporting period ended February 28, 2002, investors in Class A Shares of the fund received a total net return of 6.15% based on net asset value. Investors in Class B, C, and F Shares received total net returns of 5.38%, 5.37%, and 6.15%, respectively, based on net asset value.

For the 12-month reporting period, the Merrill Lynch 5-Year and 10-Year U.S. Treasury Note Indexes1 returned 6.65% and 4.48%, respectively. The total return for the Lipper General U.S. Government Fund Average2 was 6.15%, a return identical to that of your fund's Class A and F Shares.

In terms of income, the fund's Class A, B, C and F Shares paid monthly dividends totaling $0.506, $0.441, $0.441, and $0.506 per share, respectively.

1 Merrill Lynch 5-Year and 10-Year Treasury Note Indexes comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. Indexes are unmanaged, and investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

What is your outlook for 2002?

While the refinancing wave of 2001 was challenging for mortgage investors, the increase in interest rates and the corresponding decline in refinancing activity have set the stage for a strong performance in 2002. History shows that mortgage securities returns outperformed those of competing sectors in years following huge refinancing waves. We are optimistic that shareholders will receive coupon yields and hope to have a year of attractive positive total returns. We are also firm believers in diversification for investors' wealth management.

Two Ways You May Seek to Invest for Success:

RESULTS OF A $16,000 INVESTMENT

If you had made an initial investment of $16,000 in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $47,659 on 2/28/2002. You would have earned a 7.10% average annual total return for the investment life span.1

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 2/28/2002, the Class A Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 1.42%, 5.91% and 5.89%, respectively. The Class B Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were (0.12)%, 5.74% and 5.84%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 4.37%, 6.08% and 6.00%, respectively. Class F Shares' average annual 1-year, 5-year and 10-year total returns were 4.09%, 6.66% and 6.06%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge for Class F Shares. A contingent deferred sales charge of 1.00% would be applied on any redemption of Class F Shares less than four years from the purchase date. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50%, contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% redemption fee within four years of purchase.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 15 years (reinvesting all dividends and capital gains) grew to $29,292.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $16,000 but your account would have reached a total value of $29,2921 by 2/28/2002. You would have earned an average annual total return of 6.92%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor--Investing for Current Income

Sixteen years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class F Shares of Federated Government Income Securities, Inc., because the fund invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.1

They like the way they can use their account for an occasional extravagance--like the $55,000 Jaguar they bought to celebrate their anniversary--without touching their original principal.

The Laughlins' account totaled $297,872 as of 2/28/2002 for average annual total return of 7.10%.2

1 Fund shares are not guaranteed.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Government Income Securities, Inc.--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Income Securities, Inc. (Class A Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2002, compared to the Merrill Lynch 5 Year Treasury Index (ML5T),2 a broad-based market index, the Lehman Brothers Mortgage-Backed Securities Index (LBMBS),2 a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA),2 an average of funds with similar investment objectives, and a blended index composed of 60% Lehman Brothers Mortgage-Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Returns[3] for the Period Ended 2/28/2002
1 Year	1.42%
5 Years	5.91%
Start of Performance (8/5/1996)	5.89%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBS, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T, LBMBS and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges.

Federated Government Income Securities, Inc.--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Income Securities, Inc. (Class B Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2002, compared to the Merrill Lynch 5 Year Treasury Index (ML5T),2 a broad-based market index, the Lehman Brothers Mortgage-Backed Securities Index (LBMBS),2 a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA),2 an average of funds with similar investment objectives, and a blended index composed of 60% Lehman Brothers Mortgage-Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Returns[3] for the Period Ended 2/28/2002
1 Year	(0.12)%
5 Years	5.74%
Start of Performance (8/5/1996)	5.84%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemptions less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBS, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5T, LBMBS and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Government Income Securities, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Income Securities, Inc. (Class C Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2002, compared to the Merrill Lynch 5 Year Treasury Index (ML5T),2 a broad-based market index, the Lehman Brothers Mortgage-Backed Securities Index (LBMBS),2 a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA),2 an average of funds with similar investment objectives, and a blended index composed of 60% Lehman Brothers Mortgage-Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Returns[3] for the Period Ended 2/28/2002
1 Year	4.37%
5 Years	6.08%
Start of Performance (8/5/1996)	6.00%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBS, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5T, LBMBS and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Government Income Securities, Inc.--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Income Securities, Inc. (Class F Shares) (the "Fund") from February 29, 1992 to February 28, 2002, compared to the Merrill Lynch 5 Year Treasury Index (ML5T),2 a broad-based market index, the Lehman Brothers Mortgage-Backed Securities Index (LBMBS),2 a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA),2 an average of funds with similar investment objectives, and a blended index composed of 60% Lehman Brothers Mortgage-Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Returns[3] for the Period Ended 2/28/2002
1 Year	4.09%
5 Years	6.66%
10 Years	6.06%
Start of Performance (4/4/1986)	7.10%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBS, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5T, LBMBS and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

February 28, 2002

Principal Amount			Value
		LONG-TERM OBLIGATIONS--98.0%
		Federal Home Loan Mortgage Corp.--16.1%
$2,447,162		8.000%, 2/1/2031	$2,585,574
32,800,846		7.500%, 6/1/2007 - 8/1/2031	34,397,925
36,300,000	[1]	7.000%, 4/1/2031	37,411,506
4,219		7.000%, 9/1/2030	4,348
67,756,000	[1]	6.500%, 4/1/2031	68,878,039
29,681,946		5.500%, 3/1/2029	28,800,689

		TOTAL	172,078,081

		Federal Home Loan Mortgage Corp., REMIC--10.9%
14,200,000		Series 2346-PE, 6.500%, 8/15/2016	14,636,650
27,526,522		Series 2367-PV, 6.000%, 9/15/2024	27,263,049
15,983,100		Series 2399-OH, 6.500%, 1/15/2032	16,156,571
16,672,000		Series 2402-PG, 6.500%, 1/15/2032	16,902,794
25,000,000		Series 2412-MA, 3.450%, 4/15/2008	24,914,000
16,587,000		Series 2421-PG, 6.500%, 2/15/2032	16,721,852

		TOTAL	116,594,916

		Federal National Mortgage Association--32.0%
5,808,862		8.000%, 2/1/2030 - 1/1/2031	6,134,761
56,200,000	[1]	7.500%, 4/1/2031	58,571,078
35,328,744		7.500%, 7/1/2028 - 1/1/2031	36,821,686
5,149,573		7.000%, 1/1/2031 - 3/1/2031	5,307,252
86,925,000	[1]	6.500%, 4/1/2031	88,255,822
60,100,000	[1]	6.000%, 4/1/2031	59,780,869
84,850,945		6.000%, 4/1/2016 - 1/1/2017	86,161,195

		TOTAL	341,032,663

		Federal National Mortgage Association, REMIC--3.1%
17,557,789		Series 1993-69-Z, 6.000%, 1/25/2022	18,027,284
15,440,000		Series 2001-61-VN, 6.000%, 3/25/2018	15,046,546

		TOTAL	33,073,830

Principal Amount or Shares			Value
		LONG-TERM OBLIGATIONS--continued
		Government National Mortgage Association--11.4%
$434,498		13.000%, 1/15/2011 - 11/15/2014	$512,710
1,783,828		12.500%, 4/15/2010 - 7/15/2015	2,065,844
5,854,708		12.000%, 5/15/2011 - 1/15/2016	6,733,337
2,149,627		11.000%, 12/15/2009 - 10/15/2019	2,440,649
2,112,894		10.500%, 3/15/2016	2,382,415
89,078		9.000%, 2/15/2009	95,741
12,178,060		8.500%, 8/15/2029 - 11/15/2030	12,996,762
62,504,438		8.000%, 6/15/2017 - 2/15/2031	66,175,272
20,781,357		7.500%, 7/15/2029 - 1/15/2031	21,770,851
6,539,658		7.000%, 1/15/2028 - 10/15/2028	6,778,287
117,344		6.000%, 5/15/2024	118,260

		TOTAL	122,070,128

		United States Treasury Securities--24.5%
69,425,000	[2]	8.125%, 5/15/2021 - 8/15/2021	89,997,230
45,100,000	[2]	7.125%, 2/15/2023	53,392,086
39,500,000	[2]	6.250%, 5/15/2030	43,397,070
18,000,000	[2]	6.000%, 2/15/2026	18,872,640
17,000,000	[2]	5.750%, 8/15/2010	18,047,540
19,000,000		5.375%, 2/15/2031	18,897,780
18,500,000		3.000%, 2/29/2004	18,488,345

		TOTAL	261,092,691

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $1,030,889,102)	1,045,942,309

		MUTUAL FUND--7.7%
82,029,444		Government Obligations Fund (at net asset value)	82,029,444

Principal Amount			Value
		REPURCHASE AGREEMENTS--20.1%[3]
$86,925,000	[4]	Goldman Sachs & Co., 1.760%, dated 2/7/2002, due 3/13/2002	$86,925,000
60,100,000	[4,5]	Morgan Stanley and Co., Inc., 1.760%, dated 2/5/2002, due 3/13/2002	60,100,000
67,756,000	[4,5]	Morgan Stanley and Co., Inc., 1.765%, dated 2/8/2002, due 3/13/2002	67,756,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	214,781,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,327,699,546)[6]	$1,342,752,753

1 All or a portion of this security is subject to dollar roll transactions.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

5 Security held as collateral for dollar roll transactions.

6 The cost of investments for federal tax purposes amounts to $1,330,773,278. The net unrealized appreciation of investments on a federal tax basis amounts to $11,979,475 which is comprised of $16,034,743 appreciation and $4,055,268 depreciation at February 28, 2002.

Note: The categories of investments are shown as a percentage of net assets ($1,067,612,195) at February 28, 2002.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2002

Assets:
Investments in securities	$1,127,971,753
Investments in repurchase agreements	214,781,000

Total investments in securities, at value (identified cost $1,327,699,546)		$1,342,752,753
Cash		157
Cash held as collateral for securities lending		165,747,498
Income receivable		4,718,042
Receivable for investments sold		71,519,197
Receivable for shares sold		1,613,145

TOTAL ASSETS		1,586,350,792

Liabilities:
Payable for investments purchased	$37,478,973
Payable for shares redeemed	1,515,496
Payable on collateral due to broker	165,747,498
Income distribution payable	2,837,095
Payable for dollar roll transactions	310,682,894
Payable to investment adviser	55,991
Accrued expenses	420,650

TOTAL LIABILITIES		518,738,597

Net assets for 121,114,405 shares outstanding		$1,067,612,195

Net Assets Consist of:
Paid in capital		$1,336,070,571
Net unrealized appreciation of investments		15,053,207
Accumulated net realized loss on investments		(283,511,583)

TOTAL NET ASSETS		$1,067,612,195

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($123,448,689 ÷13,989,245 shares outstanding)		$8.82

Offering price per share (100/95.50 of $8.82)[1]		$9.24

Redemption proceeds per share		$8.82

Class B Shares:
Net asset value per share ($116,727,776 ÷ 13,257,650 shares outstanding)		$8.80

Offering price per share		$8.80

Redemption proceeds per share (94.50/100 of $8.80)[1]		$8.32

Class C Shares:
Net asset value per share ($32,995,677 ÷ 3,739,074 shares outstanding)		$8.82

Offering price per share		$8.82

Redemption proceeds per share (99.00/100 of $8.82)[1]		$8.73

Class F Shares:
Net asset value per share ($794,440,053 ÷ 90,128,436 shares outstanding)		$8.81

Offering price per share (100/99.00 of $8.81)[1]		$8.90

Redemption proceeds per share (99.00/100 of $8.81)[1]		$8.72

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2002

Investment Income:
Interest (net of dollar roll expense of $7,885,919)			$67,109,072

Expenses:
Investment adviser fee		$8,085,138
Administrative personnel and services fee		811,397
Custodian fees		87,691
Transfer and dividend disbursing agent fees and expenses		888,191
Directors'/Trustees' fees		14,592
Auditing fees		17,814
Legal fees		6,214
Portfolio accounting fees		170,384
Distribution services fee--Class A Shares		305,895
Distribution services fee--Class B Shares		740,737
Distribution services fee--Class C Shares		204,506
Shareholder services fee--Class A Shares		305,895
Shareholder services fee--Class B Shares		246,912
Shareholder services fee--Class C Shares		68,169
Shareholder services fee--Class F Shares		2,074,070
Share registration costs		77,614
Printing and postage		109,298
Insurance premiums		1,902
Taxes		92,497
Miscellaneous		9,573

TOTAL EXPENSES		14,318,489

Waivers and Reimbursement:
Waiver of investment adviser fee	$(2,389,143)
Waiver of distribution services fee--Class A Shares	(305,895)
Waiver of shareholder services fee--Class F Shares	(16,593)
Waiver of transfer agent fee	(7,373)
Reimbursement of investment adviser fee	(55,991)

TOTAL WAIVERS AND REIMBURSEMENT		(2,774,995)

Net expenses			11,543,494

Net investment income			55,565,578

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			17,278,779
Net change in unrealized appreciation of investments			(4,932,973)

Net realized and unrealized gain on investments			12,345,806

Change in net assets resulting from operations			$67,911,384

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$55,565,578	$64,822,099
Net realized gain on investments	17,278,779	2,284,900
Net change in unrealized appreciation of investments	(4,932,973)	62,167,507

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	67,911,384	129,274,506

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(7,033,813)	(6,701,554)
Class B Shares	(5,043,566)	(3,377,905)
Class C Shares	(1,393,950)	(849,210)
Class F Shares	(47,486,263)	(53,893,430)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(60,957,592)	(64,822,099)

Share Transactions:
Proceeds from sale of shares	239,797,518	281,991,110
Net asset value of shares issued to shareholders in payment of distributions declared	32,299,276	36,567,299
Cost of shares redeemed	(303,580,080)	(426,996,642)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(31,483,286)	(108,438,233)

Change in net assets	(24,529,494)	(43,985,826)

Net Assets:
Beginning of period	1,092,141,689	1,136,127,515

End of period	$1,067,612,195	$1,092,141,689

See Notes which are an integral part of the Financial Statements

Statement of Cash Flows

For the Year Ended February 28, 2002

Increase (Decrease) in Cash
Cash Flows From Operating Activities:
Change in net assets resulting from operations	$67,911,384

Adjustments to reconcile change in net assets resulting from operations to net cash used in operating activities:
Purchases of investment securities	(4,679,306,820)
Paydown on investments securities	218,959,858
Realized loss on paydowns	3,535,142
Proceeds from sale of investment securities	4,535,528,773
Net purchases of short-term investment securities	(193,523,371)
Decrease in income receivable	2,803,130
Increase in cash held as collateral for securities lending	(165,747,498)
Decrease in accrued expenses	(63,772)
Increase in receivable for investments sold	(3,543,438)
Decrease in payable for investments purchased	(42,862,202)
Increase in payable on collateral due to broker	165,747,498
Increase in payable to investment adviser	55,991
Net realized gain on investments	(17,278,779)
Net amortization/accretion of premium/discount	7,679,320
Net unrealized appreciation on investments	4,932,973

NET CASH USED IN OPERATING ACTIVITIES	(95,171,811)

Cash Flows From Financing Activities:
Cash received from dollar roll transactions, net	186,769,555
Proceeds from sale of shares	240,257,893
Cash distributions paid	(28,103,664)
Payment for shares redeemed	(303,752,133)

NET CASH PROVIDED BY FINANCING ACTIVITIES	95,171,651

NET DECREASE IN CASH	(160)

Cash:
Beginning of the period	317

End of the period	$157

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.80	$8.28	$8.79	$8.84	$8.59
Income From Investment Operations:
Net investment income	0.46 [1,2]	0.52	0.50	0.53 [2]	0.62 [2]
Net realized and unrealized gain (loss) on investments	0.07 [1]	0.52	(0.49)	(0.04)	0.22

TOTAL FROM INVESTMENT OPERATIONS	0.53	1.04	0.01	0.49	0.84

Less Distributions:
Distributions from net investment income	(0.51)	(0.52)	(0.52)	(0.54)	(0.59)

Net Asset Value, End of Period	$8.82	$8.80	$8.28	$8.79	$8.84

Total Return[3]	6.15%	12.91%	0.10%	5.58%	10.10%

Ratios to Average Net Assets:

Expenses	0.98%	0.98%	0.98%	0.98%	0.96%

Net investment income	5.23%[1]	6.05%	5.79%	5.99%	7.13%

Expense waiver/reimbursement[4]	0.48%	0.50%	0.51%	0.46%	0.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$123,455	$130,829	$106,328	$182,597	$138,554

Portfolio turnover	169%	192%	152%	209%	264%

1 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountant (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.05, increase net realized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 5.73% to 5.23%. Per share, ratios and supplemental data for periods to February 28, 2002 have not been restated to reflect this change in presentation.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.78	$8.26	$8.78	$8.84	$8.59
Income From Investment Operations:
Net investment income	0.39 [1,2]	0.45	0.43	0.46 [2]	0.58
Net realized and unrealized gain (loss) on investments	0.07 [1]	0.52	(0.50)	(0.05)	0.20

TOTAL FROM INVESTMENT OPERATIONS	0.46	0.97	(0.07)	0.41	0.78

Less Distributions:
Distributions from net investment income	(0.44)	(0.45)	(0.45)	(0.47)	(0.53)

Net Asset Value, End of Period	$8.80	$8.78	$8.26	$8.78	$8.84

Total Return[3]	5.38%	12.12%	(0.76)%	4.65%	9.34%

Ratios to Average Net Assets:

Expenses	1.73%	1.73%	1.73%	1.73%	1.71%

Net investment income	4.49%[1]	5.30%	5.04%	5.36%	6.51%

Expense waiver/reimbursement[4]	0.23%	0.25%	0.26%	0.21%	0.24%

Supplemental Data:

Net assets, end of period (000 omitted)	$116,734	$75,544	$58,643	$48,304	$10,819

Portfolio turnover	169%	192%	152%	209%	264%

1 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountant (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.05, increase net realized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 4.99% to 4.49%. Per share, ratios and supplemental data for periods to February 28, 2002 have not been restated to reflect this change in presentation.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.80	$8.28	$8.79	$8.84	$8.59
Income From Investment Operations:
Net investment income	0.40 [1,2]	0.45	0.43	0.48 [2]	0.55
Net realized and unrealized gain (loss) on investments	0.06 [1]	0.52	(0.49)	(0.06)	0.23

TOTAL FROM INVESTMENT OPERATIONS	0.46	0.97	(0.06)	0.42	0.78

Less Distributions:
Distributions from net investment income	(0.44)	(0.45)	(0.45)	(0.47)	(0.53)

Net Asset Value, End of Period	$8.82	$8.80	$8.28	$8.79	$8.84

Total Return[3]	5.37%	12.08%	(0.65)%	4.76%	9.29%

Ratios to Average Net Assets:

Expenses	1.73%	1.73%	1.73%	1.73%	1.71%

Net investment income	4.49%[1]	5.30%	5.04%	5.38%	6.21%

Expense waiver/reimbursement[4]	0.23%	0.25%	0.26%	0.21%	0.24%

Supplemental Data:

Net assets, end of period (000 omitted)	$32,997	$19,195	$15,413	$15,682	$2,836

Portfolio turnover	169%	192%	152%	209%	264%

1 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountant (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.04, increase net realized gain/loss per share by $0.04, and decrease the ratio of net investment income to average net assets from 4.99% to 4.49%. Per share, ratios and supplemental data for periods to February 28, 2002 have not been restated to reflect this change in presentation.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.79	$8.27	$8.78	$8.83	$8.59
Income From Investment Operations:
Net investment income	0.46 [1,2]	0.52	0.50	0.53 [2]	0.61
Net realized and unrealized gain (loss) on investments	0.07 [1]	0.52	(0.49)	(0.05)	0.24

TOTAL FROM INVESTMENT OPERATIONS	0.53	1.04	0.01	0.48	0.85

Less Distributions:
Distributions from net investment income	(0.51)	(0.52)	(0.52)	(0.53)	(0.61)

Net Asset Value, End of Period	$8.81	$8.79	$8.27	$8.78	$8.83

Total Return[3]	6.15%	12.94%	0.10%	5.49%	10.19%

Ratios to Average Net Assets:

Expenses	0.98%	0.98%	0.98%	0.98%	0.96%

Net investment income	5.24%[1]	6.05%	5.79%	5.95%	6.87%

Expense waiver/reimbursement[4]	0.23%	0.25%	0.26%	0.21%	0.24%

Supplemental Data:

Net assets, end of period (000 omitted)	$794,482	$866,574	$955,744	$1,221,022	$1,428,591

Portfolio turnover	169%	192%	152%	209%	264%

1 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountant (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.05, increase net realized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 5.74% to 5.24%. Per share, ratios and supplemental data for periods to February 28, 2002 have not been restated to reflect this change in presentation.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2002

ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The Fund's investment objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily availiable are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective March 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 3/1/2001			For the Year Ended 2/28/2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain	Net Investment Income	Net Unrealized Appreciation/ Depreciation	Net Realized Loss
Increase (Decrease)	$(1,732,087)	$(16,964,712)	$15,232,625	$(5,392,015)	$118,051	$5,273,964

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to amortization and expired capital loss carryforward adjustments. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(45,076,745)	$22,356,726	$22,720,019

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of February 28, 2002, the tax composition of dividends was as follows:

Ordinary income	$60,957,593

Long-term capital gains	--

As of February 28, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 1,523,445

Undistributed long-term capital gains	--

Unrealized appreciation	$11,979,475

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax treatment of premium and discount and wash sales loss deferrals.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 28, 2002 the Fund, for federal tax purposes, had a capital loss carryforward of $279,172,805 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$ 192,317,284

2004	$ 16,981,637

2005	$ 23,283,777

2008	$ 26,416,036

2009	$ 20,174,071

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of February 28, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$158,646,331	$165,747,498

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At February 28, 2002 par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended February 28	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	15,099,666	$131,645,253	26,969,639	$229,691,904
Shares issued to shareholders in payment of distributions declared	575,807	5,071,051	701,723	5,969,712
Shares redeemed	(16,559,297)	(145,803,397)	(25,643,903)	(217,815,558)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(883,824)	$(9,087,093)	2,027,459	$17,846,058

Year Ended February 28	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	7,694,067	$67,534,131	3,411,105	$29,204,565
Shares issued to shareholders in payment of distributions declared	360,658	3,167,259	261,611	2,220,162
Shares redeemed	(3,405,403)	(29,915,339)	(2,164,725)	(18,355,450)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	4,649,322	$40,786,051	1,507,991	$13,069,277

Year Ended February 28	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,207,768	$28,186,556	1,909,647	$16,321,012
Shares issued to shareholders in payment of distributions declared	100,320	883,735	66,643	566,786
Shares redeemed	(1,751,292)	(15,442,785)	(1,656,300)	(14,060,038)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,556,796	$13,627,506	319,990	$2,827,760

Year Ended February 28	2002		2001
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,640,662	$12,431,578	666,919	$6,773,629
Shares issued to shareholders in payment of distributions declared	2,637,210	23,177,231	3,280,789	27,810,639
Shares redeemed	(12,774,793)	(112,418,559)	(20,947,466)	(176,765,596)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(8,496,921)	$(76,809,750)	(16,999,758)	$(142,181,328)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,174,627)	$(31,483,286)	(13,144,318)	$(108,438,233)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FServ may choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of long-term U.S. government securities (and in-kind contributions), for the year ended February 28, 2002 were as follows:

Purchases	$1,944,495,935

Sales	$2,035,999,026

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended February 28, 2002, the Fund did not designate any long-term capital gains.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED GOVERNMENT INCOME SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Government Income Securities, Inc. (the "Fund") as of February 28, 2002, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for the years ended February 28, 2002 and 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Government Income Securities, Inc. as of February 28, 2002, the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
April 5, 2002

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund[s]. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: September 1981	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 EXECUTIVE VICE PRESIDENT AND DIRECTOR Began serving: June 1995

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).
..
Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT AND DIRECTOR

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Kathleen M. Foody-Malus Birth Date: March 26, 1960 VICE PRESIDENT

Kathleen M. Foody-Malus has been the Fund's Portfolio Manager since July 1993. She is Vice President of the Fund. Ms. Foody-Malus joined Federated in 1983 and has been a Senior Portfolio Manager since 1996 and a Vice President of the Fund's Adviser since 1993. She was a Portfolio Manager and a Vice President of the Fund's Adviser from 1993 to 1996. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Federated
World-Class Investment Manager
Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G001109-01 (4/02)